Exhibit 99.1

                                                                                                                                FOR IMMEDIATE RELEASE:

                                                                                                                                July 29, 2003

FOR MORE INFORMATION:

David L. Tripp, Vice President and Director,

Investor Relations and Corporate Communications

THE ROUSE COMPANY

10275 Little Patuxent Parkway

Columbia, Maryland 21044

(410) 992-6546

www.therousecompany.com

THE ROUSE COMPANY REPORTS STRONG

SECOND QUARTER RESULTS

Columbia, Md. — The Rouse Company (NYSE:RSE) today released financial results for the second quarter and first half of 2003.

Total segment revenues were $345.6 million for the second quarter of 2003 compared to $277.4 million for 2002’s second quarter (an increase of 25%), while the six-month figures were $682.3 million for 2003 and $543.8 million for 2002 (an increase of 26%).

Net Earnings were $138.1 million ($1.50 per share) for 2003’s second quarter compared to $98.1 million ($1.04 per share) for 2002’s similar period, while for the first half, Net Earnings were $162.2 million ($1.75 per share) for 2003 versus $112.9 million ($1.24 per share) for the first six months of 2002.

Funds From Operations (in accordance with the guidelines of the National Association of Real Estate Investment Trusts) were $100.6 million ($1.05 per share) for the second quarter of 2003, compared to $65.0 million ($.69 per share) for the same period a year ago.  For the six-month period, Funds From Operations were $177.2 million ($1.87 per share) compared to $115.6 million ($1.26 per share) for 2002’s first half.  The per share results represented increases of 52% for the quarter and 48% for the six months.

“These strong results were driven by the outstanding performance of our retail centers and our community development operations,” said Anthony W. Deering, Chairman and CEO.

Net Operating Income from retail centers was $124.2 million, ahead 18% for the second quarter and was $253.7 million, up 27% for the six months.  These increases were primarily the result of acquisitions of premier centers from both Rodamco North America, NV

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and from other partners in 2002.  Comparable properties also performed very well, recording increases in Net Operating Income of 7% during the second quarter and 5% for the six months — largely due to higher rents as a result of successful re-leasing activity and lower bad debt expenses.  "This success of our retail portfolio offers clear confirmation of the appropriateness of the Company's strategy to focus on high quality projects located in affluent, major metropolitan areas," said Deering.

The Company’s portfolio of office and other properties reported Net Operating Income that was up slightly in the second quarter, but down slightly for the six months.  “This was excellent performance given the generally depressed office markets around the United States,” reported Deering.

Community development activities, which include Summerlin, Nevada and Columbia and Fairwood in Maryland, recorded another very strong quarter in 2003.  Net Operating Income was $27.2 million for the second quarter and $55.8 million for the six months, compared to $15.6 million and $35.3 million, respectively for the same periods of 2002.  “Summerlin, the Company’s master-planned community on Las Vegas’ western border, is having an absolutely fantastic year,” said Deering.  “Net Operating Income from Summerlin activities for the six months is more than double last year’s first half and is more than 90% of 2002’s full year results.  Summerlin's success is partly due to growth in the Las Vegas valley and to low mortgage rates, but is also clearly the result of the superior community environment that the Company has created.  People are attracted to Summerlin because it's more than residential tract development.  Summerlin has a variety of homes, jobs, schools, shopping, cultural and entertainment facilities and recreational opportunities. It is simply a great place to live."

“Obviously, we are very pleased with the Company’s outstanding results, and we believe the Company is well positioned to perform well in the future, particularly if the national economic environment continues to improve," concluded Deering.

Headquartered in Columbia, Md., The Rouse Company was founded in 1939 and became a public company in 1956.  A premier real estate development and management company, The Rouse Company, through its numerous affiliates, operates more than 150 properties encompassing retail, office, research and development and industrial space in 22 states. The Company is also the developer of the planned communities of Columbia, Md., and Summerlin, along the western edge of Las Vegas, Nev.

This release includes forward-looking statements, which reflect the Company’s current view with respect to future events and financial performance.  These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results.  The words “believe,” “expect,” “anticipate” and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Rouse Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of The Rouse Company’s Form 10-K for the year ended December 31, 2002.

The Rouse Company

FINANCIAL HIGHLIGHTS

(Unaudited, in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2003	2002	2003	2002
Operating Results Data (note 1)
Segment revenues	$345,643	$277,365	$682,322	$543,827
Segment expenses	171,340	132,562	330,505	260,954
Net operating income (note 1)	174,303	144,803	351,817	282,873
Fixed charges, net (note 2)	(72,980)	(71,138)	(151,829)	(138,265)
Funds From Operations from Recurring Activities (note 3)	101,323	73,665	199,988	144,608
Deferred income taxes	(13,817)	(7,168)	(22,466)	(12,626)
Other provisions and losses, net:
Pension plans curtailment loss	—	—	(10,212)	—
Provision for organizational changes, including early retirement and related costs	(8,078)	—	(14,330)	—
Net gains (losses) on early extinguishment of debt	21,163	(588)	21,163	(5,919)
Impairment loss of MerchantWired	—	(10,169)	—	(11,623)
Gain on foreign exchange derivative	—	9,296	—	1,134
Net other	—	—	3,040	—
Funds From Operations (note 3)	100,591	65,036	177,183	115,574
Depreciation and amortization	(53,832)	(42,255)	(106,557)	(79,204)
Net gains on operating properties	91,333	75,368	91,606	76,482
Net earnings	$138,092	$98,149	$162,232	$112,852

Per Share Data
Diluted per share information
Net earnings	$1.50	$1.04	$1.75	$1.24
Funds From Operations	$1.05	$.69	$1.87	$1.26

Dividends
Common	$.42	$.39	$.84	$.78
Preferred	$.75	$.75	$1.50	$1.50

	June 30, 2003	December 31, 2002
Balance Sheet Data
Assets
Total property	$5,055,325	$5,429,186
Investments in and advances to unconsolidated real estate ventures	475,289	442,405
Other assets	403,516	440,841
Cash, cash equivalents and marketable securities	87,214	73,736
Total	$6,021,344	$6,386,168

Liabilities and Shareholders’ Equity
Property debt not carrying a Parent Company guarantee of repayment	$2,873,811	$3,271,437
Parent Company debt and debt carrying a Parent Company guarantee of repayment	1,070,285	1,170,040
Total debt	3,944,096	4,441,477
Accounts payable and accrued expenses	175,586	231,341
Other liabilities	544,672	464,926
Company-obligated mandatorily redeemable preferred securities	126,590	136,340
Shareholders’ equity	1,230,400	1,112,084
Total	$6,021,344	$6,386,168

The accompanying notes are an integral part of these highlights.

Note 1 – Segment operating data are presented in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  As required by the Statement, segment data are reported using the performance measure and accounting policies followed by the Company for internal reporting to management which differ, in certain respects, from those used for reporting under accounting principles generally accepted in the United States of America (GAAP).  The performance measure used by the Company is Net Operating Income (NOI).  The Company defines NOI as segment revenues (exclusive of corporate interest income) less segment operating expenses (including provisions for bad debts, certain current income taxes, gains (losses) on marketable securities and net losses (gains) on sales of properties developed for sale, but excluding fixed charges, as defined below, and real estate depreciation and amortization).  The accounting policies used to calculate NOI and other operating results data are the same as those used by the Company in its condensed consolidated financial statements prepared in accordance with GAAP, except that real estate ventures in which the Company has joint interest and control and certain other unconsolidated ventures are accounted for using the proportionate share method rather than the equity method, and the Company’s share of FFO of other unconsolidated ventures is included in revenues.  Also, discontinued operations and minority interests are included in NOI rather than separately presented.  These segment accounting policies affect only the reported revenues and expenses of the segments and have no net effect on our reported NOI or net earnings.

Note 2 – Fixed charges include interest expense, distributions on Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock and ground rent expense, net of interest income earned on corporate investments.

Note 3 – The Company also uses Funds From Operations (FFO) in addition to net earnings to report its operating results.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes over time as reflected through depreciation and amortization expenses.  The Company believes that the value of real estate assets does not diminish predictably over time, as historical cost accounting implies, and instead fluctuates due to market and other conditions.  Accordingly, the Company believes FFO provides investors with useful information about our operating performance because it excludes depreciation and amortization expenses.  In addition, FFO was created and is used by the real estate industry as a supplemental performance measure.  Effective January 1, 2003, the Company began using the definition of FFO adopted by the National Association of Real Estate Investment Trusts (NAREIT).  Accordingly, FFO is defined as net earnings (computed in accordance with accounting principles generally accepted in the United States of America), excluding gains (losses) on depreciated operating properties and depreciation and amortization expenses.  The Company’s calculation of FFO may not be comparable to similarly titled measures reported by other companies because all companies do not calculate FFO in the same manner.  FFO is not a liquidity measure and should not be considered as an alternative to cash flows or indicative of cash available for distributions.  It also should not be considered an alternative to net earnings, as determined in accordance with GAAP, as an indication of the Company’s financial performance.   Prior to January 1, 2003, the Company used Funds From Operations From Recurring Activities as a supplemental performance measure.  The Company is presenting this measure solely to assist investors in understanding the differences between FFO and the supplemental performance measure reported in prior periods.

Note 4 – Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following: Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers in Columbia, Maryland, additional interests acquired in Collin Creek, Perimeter Mall, Ridgedale Center, Southland Center and Willowbrook, an interest in Westin New York (a hotel in New York City that began operations in October 2002), an office building in Columbia, Maryland, an office building in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company

FINANCIAL HIGHLIGHTS

(Unaudited, in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2003	2002	2003	2002
Operating Results Data (see notes)
Segment Revenues
Retail centers
Comparable	$119,388	$115,605	$237,566	$230,268
Noncomparable	87,433	64,571	185,612	109,919
Total retail centers	206,821	180,176	423,178	340,187
Office and other properties
Comparable	46,549	47,220	92,839	95,034
Noncomparable	3,821	3,037	7,378	5,457
Total office and other properties	50,370	50,257	100,217	100,491
Community development	88,452	46,932	158,927	103,149
	345,643	277,365	682,322	543,827
Segment Expenses, excluding fixed charges and depreciation and amortization
Retail centers
Comparable	45,612	46,846	92,544	91,671
Noncomparable	37,026	28,141	76,928	48,307
Total retail centers	82,638	74,987	169,472	139,978
Office and other properties
Comparable	17,795	18,152	35,654	36,542
Noncomparable	1,698	1,392	3,806	2,351
Total office and other properties	19,493	19,544	39,460	38,893
Community development	61,286	31,369	103,174	67,877
Commercial development	3,047	3,348	7,975	6,713
Corporate	4,876	3,314	10,424	7,493
	171,340	132,562	330,505	260,954
Net Operating Income
Retail centers
Comparable	73,776	68,759	145,022	138,597
Noncomparable	50,407	36,430	108,684	61,612
Total retail centers	124,183	105,189	253,706	200,209
Office and other properties
Comparable	28,754	29,068	57,185	58,492
Noncomparable	2,123	1,645	3,572	3,106
Total office and other properties	30,877	30,713	60,757	61,598
Community development	27,166	15,563	55,753	35,272
Commercial development	(3,047)	(3,348)	(7,975)	(6,713)
Corporate	(4,876)	(3,314)	(10,424)	(7,493)
Net Operating Income	174,303	144,803	351,817	282,873
Fixed charges (note 2)	(72,980)	(71,138)	(151,829)	(138,265)
Funds From Operations from Recurring Activities	101,323	73,665	199,988	144,608
Deferred income taxes	(13,817)	(7,168)	(22,466)	(12,626)
Other provisions and losses, net:
Pension plans curtailment loss	—	—	(10,212)	—
Provision for organizational changes, including early retirement and related costs	(8,078)	—	(14,330)	—
Net gains (losses) on early extinguishment of debt	21,163	(588)	21,163	(5,919)
Impairment loss of MerchantWired	—	(10,169)	—	(11,623)
Gain on foreign exchange derivatives	—	9,296	—	1,134
Net other	—	—	3,040	—
Funds From Operations	100,591	65,036	177,183	115,574
Depreciation and amortization	(53,832)	(42,255)	(106,557)	(79,204)
Net gains on operating properties	91,333	75,368	91,606	76,482
Net earnings	$138,092	$98,149	$162,232	$112,852
Net earnings applicable to common shareholders	$135,054	$95,111	$156,156	$106,776

Per Share Data
Diluted Per Share Information
Net earnings	$1.50	$1.04	$1.75	$1.24
Funds From Operations	$1.05	$.69	$1.87	$1.26
Dividends
Common	$.42	$.39	$.84	$.78
Preferred	$.75	$.75	$1.50	$1.50

The accompanying notes are an integral part of these highlights.

Reconciliations of Segment Operating Data to Condensed Consolidated Financial Statements

(Unaudited, in thousands)

Reconciliations of the revenues and expenses reported in the schedule of segment operating results to the related amounts in the condensed consolidated financial statements are summarized as follows:

	Three months ended June 30,		Six months ended June 30,
	2003	2002	2003	2002
Revenues
Total reported for segments	$345,643	$277,365	$682,322	$543,827
Share of revenues of proportionate share ventures	(33,717)	(22,810)	(65,295)	(44,605)
Share of Funds From Operations of other minority interest ventures	(3,859)	(2,891)	(7,171)	(5,079)
Revenues of discontinued operations	(13,025)	(26,487)	(41,728)	(57,146)
Other	37	—	87	495
Total in condensed consolidated financial statements	$295,079	$225,177	$568,215	$437,492
Operating expenses, exclusive of provision for bad debts, depreciation and amortization
Total reported for segments	$171,340	$132,562	$330,505	$260,954
Distributions on Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock	3,544	3,598	7,139	6,816
Ground rent expense	1,701	1,721	3,417	3,525
Share of operating expenses of proportionate share ventures	(12,633)	(8,528)	(25,252)	(15,631)
Provision for bad debts	(1,578)	(2,950)	(2,752)	(4,698)
Certain current income taxes	(2,307)	450	(3,759)	(2,976)
Operating expenses of discontinued operations	(6,947)	(12,556)	(19,964)	(26,764)
Other	5,276	559	4,391	711
Total in condensed consolidated financial statements	$158,396	$114,856	$293,725	$221,937
Interest expense
Total fixed charges reported	$72,980	$71,138	$151,829	$138,265
Corporate interest income	570	1,196	1,161	2,417
Distributions on Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock	(3,544)	(3,598)	(7,139)	(6,816)
Ground rent expense	(1,701)	(1,721)	(3,417)	(3,525)
Share of fixed charges of proportionate share ventures	(9,342)	(6,177)	(16,956)	(13,862)
Fixed charges of discontinued operations	(3,086)	(7,048)	(9,887)	(14,834)
Total in condensed consolidated financial statements	$55,877	$53,790	$115,591	$101,645
Depreciation and amortization
Total reported	$53,832	$42,255	$106,557	$79,204
Share of depreciation and amortization of unconsolidated ventures	(8,820)	(3,963)	(15,977)	(6,799)
Depreciation and amortization of discontinued operations	(1,612)	(4,842)	(6,145)	(10,516)
Total in condensed consolidated financial statements	$43,400	$33,450	$84,435	$61,889
Other provisions and losses (gains), net
Total reported	$(13,085)	$1,461	$339	$16,408
Share of losses of unconsolidated ventures	—	(378)	—	(378)
Gains (losses) of discontinued operations	26,896	(210)	26,896	(5,346)
Certain current income taxes	—	—	(506)	—
Total in condensed consolidated financial statements	$13,811	$873	$26,729	$10,684
Income taxes, primarily deferred
Total deferred income taxes reported	$13,817	$7,168	$22,466	$12,626
Current income taxes	2,307	(450)	4,265	2,976
Income taxes of discontinued operations	(108)	(77)	(143)	1,282
Total in condensed consolidated financial statements	$16,016	$6,641	$26,588	$16,884
Net gains on operating properties
Total reported	$91,333	$75,368	$91,606	$76,482
Gains related to discontinued operations	(69,760)	(27,658)	(69,802)	(27,658)
Total in condensed consolidated financial statements	$21,573	$47,710	$21,804	$48,824

Calculation of Earnings Per Share (EPS) and Funds From Operations Per Share (FFOPS)

(Unaudited, in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2003	2002	2003	2002
Earnings Per Share (Basic)
Net earnings	$138,092	$98,149	$162,232	$112,852
Dividends on unvested common stock awards and other	(165)	(230)	(343)	(461)
Dividends on convertible Preferred stock	(3,038)	(3,038)	(6,076)	(6,076)
Adjusted net earnings	$134,889	$94,881	$155,813	$106,315
Weighted-average shares outstanding	87,628	85,906	87,180	83,630
Earnings Per Share (Diluted)
Net earnings	$138,092	$98,149	$162,232	$112,852
Dividends on unvested common stock awards and other	(108)	(134)	(343)	(293)
Dividends on convertible Preferred stock	(3,038)	—	(6,076)	(6,076)
Interest on convertible property debt	—	456	—	1,011
Adjusted net earnings	$134,946	$98,471	$155,813	$107,494

Weighted-average shares outstanding	87,628	85,906	87,180	83,630
Dilutive securities:
Options, unvested common stock awards and other	2,432	2,123	1,918	1,784
Convertible Preferred stock	—	5,310	—	—
Convertible property debt	—	1,324	—	1,400
Adjusted weighted-average shares used in EPS computation	90,060	94,663	89,098	86,814

Funds From Operations Per Share (Basic)
Funds From Operations	$100,591	$65,036	$177,183	$115,574
Dividends on unvested common stock awards and other	(165)	(230)	(343)	(461)
Dividends on convertible Preferred stock	(3,038)	(3,038)	(6,076)	(6,076)
Adjusted Funds From Operations	$97,388	$61,768	$170,764	$109,037
Weighted-average shares outstanding	87,628	85,906	87,180	83,630
Funds From Operations Per Share (Diluted)
Funds From Operations	$100,591	$65,036	$177,183	$115,574
Dividends on unvested common stock awards and other	(108)	(134)	(244)	(293)
Interest on convertible property debt	—	456	—	1,011
Adjusted Funds From Operations	$100,483	$65,358	$176,939	$116,292

Weighted-average shares outstanding	87,628	85,906	87,180	83,630
Dilutive securities:
Options, unvested common stock awards and other	2,432	2,123	2,036	1,784
Convertible Preferred stock	5,310	5,310	5,310	5,310
Convertible property debt	—	1,324	—	1,400
Adjusted weighted-average shares used in FFOPS computation	95,370	94,663	94,526	92,124

Earnings per share of common stock
Basic:
Earnings before discontinued operations and cumulative effect of change in accounting principle	$.42	$.76	$.62	$.93
Discontinued operations	1.12	.34	1.17	.34
Total	$1.54	$1.10	$1.79	$1.27
Diluted:
Earnings before discontinued operations and cumulative effect of change in accounting principle	$.41	$.73	$.60	$.91
Discontinued operations	1.09	.31	1.15	.33
Total	$1.50	$1.04	$1.75	$1.24